This proxy when properly executed will be voted as directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all the nominees for director listed in Item (1) below, "FOR" Item (2) below and "FOR" Item (3) below.

1.-Election of Directors
   FOR all nominees         WITHHOLD         NOMINEES: Darryl F. Allen, James E.
   (except as marked to   AUTHORITY for all  Perrella and Harry C.
   the contrary)            nominees         Stonecipher.  (To withhold
                                             authority to vote for
                                             any individual nominee, write
                                             that nominee's name on the space
                                             provided below.)
                                             ________________________________


2.-Approval of the 1994 Long-Term Incentive Plan  3.-Confirm appointment of
                                                     Ernst & Young as
																																																					independent auditors

   FOR     AGAINST        ABSTAIN                 FOR    AGAINST    ABSTAIN



                                        Dated: ..........................1994

                                        .....................................
                                                Signature of Shareholder

                                        .....................................
                                         Signature of Shareholder
                                         (if held jointly)

                                        When signing as attorney, executor,
                                        administrator, trustee, or guardian,
                                        please give your full title as such.
                                        A proxy for shares held jointly by
                                        two or more persons should be signed
                                        by all.

         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ACCOMPANYING ENVELOPE.









CINCINNATI MILACRON INC.                PROXY FOR PREFERRED STOCK ONLY
4701 Marburg Avenue      This proxy is solicited on behalf of the Board of
Cincinnati, Ohio 45209   Directors

        Proxy for Annual Meeting of Shareholders To be Held April 26, 1994


     James A. D. Geier, Lyle Everingham and Joseph A. Steger (each with power to act alone and power of substitution) are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual Meeting of Shareholders to be held April 26, 1994, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, approval of the 1994 Long-Term Incentive Plan and the confirmation of the appointment of auditors.